                           INDEMNIFICATION AGREEMENT
                           -------------------------


     THIS AGREEMENT is made as of the _____th day of May, 1999, by and between PrivateBancorp, Inc., a Delaware corporation (the "Corporation") and the undersigned director and/or officer (the "Indemnitee") of the Corporation,

     WHEREAS, it is essential to the Corporation to retain and attract as directors and/or officers the most capable persons available; and

     WHEREAS, through its Restated Certificate of Incorporation, as amended (the "Charter"), and Amended and Restated By-laws (the "By-laws"), it is the express policy of the Corporation to indemnify its directors and officers so as to provide them with the maximum possible protection permitted by law; and

     WHEREAS, the vagaries of "public policy" and interpretations of statutes, certificates of incorporation and by-laws make uncertain the indemnification protection so provided; and

     WHEREAS, the Board of Directors has concluded that such uncertainty and the continuation of present trends in litigation against corporate directors and officers will inevitably result in less effective direction and supervision of the Corporation's business affairs, and the Board deems such consequences to be so detrimental to the best interests of the Corporation's stockholders that it is not only reasonable and prudent but necessary for the Corporation to contractually reaffirm its obligations to indemnify in a reasonable and adequate manner its directors and officers and to establish procedures and presumptions with respect thereto to make the process of indemnification more certain; and

     WHEREAS, in connection therewith, Section 145 of the General Corporation Law of the State of Delaware, under which the Corporation is organized, empowers corporations to indemnify, among others, any person serving as a director and/or officer of the corporation, and such Section 145 specifies that the indemnification set forth therein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the certificate of incorporation, bylaws, agreements, vote of stockholders or disinterested directors or otherwise; and

     WHEREAS, the Corporation desires to have Indemnitee serve or continue to serve as a director or officer of the Corporation or of any other corporation, subsidiary, partnership, joint venture, or trust or other enterprise of which he/she has been or is serving at the request, for the convenience of or to represent the interests of the Corporation free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of his/her Corporate Status (as defined below) and Indemnitee desires to serve or to continue to serve (provided that he/she is furnished the indemnity provided for hereinafter), in one or more of such capacities;

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Corporation and Indemnitee hereby agree as follows:

     1.   Agreement to Serve. Indemnitee will serve and/or continue to serve, at
          ------------------
the will of the Corporation or under separate contract, if such exists, the Corporation or an Affiliate of the Corporation as a director and/or officer faithfully and to the best of his/her ability so long as he/she is duly elected and qualified in accordance with the provisions of the By-laws thereof or until such time as he/she tenders his/her resignation in writing.

     2.   Indemnification. The Corporation shall indemnify, and advance Expenses
          ---------------
(as hereinafter defined) to, Indemnitee as provided in this Agreement and to the fullest extent permitted by the Charter or applicable law. Nothing herein shall be interpreted so as to reduce or lessen the Corporation's obligations under the Charter or applicable law in the absence of this Agreement.

     3.   Proceedings Other Than Proceedings by or in the Right of the
          ------------------------------------------------------------
Corporation. Indemnitee shall be entitled to the rights of indemnification set
-----------
forth in Section 2 if, by reason of his/her Corporate Status (as hereinafter defined), he/she is, or is threatened to be made, a party to any threatened, pending, or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Corporation. Pursuant to this Section 3, Indemnitee shall be indemnified against Expenses, liability and loss, including but not limited to judgements, fines, and amounts paid in settlement actually and reasonably incurred by him/her or on his/her behalf in connection with such Proceeding or any claim, issue or matter related thereto, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal Proceeding, had no reasonable cause to believe his/her conduct was unlawful.

     4.   Proceedings by or in the Right of the Corporation. Indemnitee shall be
          -------------------------------------------------
entitled to the rights of indemnification set forth in Section 2 if, by reason of his/her Corporate Status, he/she is, or is threatened to be made, a party to any threatened, pending or completed Proceeding brought by or in the right of the Corporation to procure a judgment in its favor. Pursuant to this Section 4, Indemnitee shall be indemnified against Expenses actually and reasonably incurred by him/her or on his/her behalf in connection with such Proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Corporation. Notwithstanding the foregoing, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Corporation if applicable law prohibits such indemnification; provided, however, that if applicable law so permits, indemnification against Expenses shall nevertheless be made by the Corporation in such event if and only to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine.

     5.   Indemnification for Expenses of a Party Who is Wholly or Partly
          ---------------------------------------------------------------
Successful. Notwithstanding any other provision of this Agreement, to the extent
----------
that Indemnitee is, by reason of his/her Corporate Status, a party to, and is successful on the merits or otherwise in, any Proceeding or any claim, issue or matter therein, he/she shall be indemnified against all Expenses actually and reasonably incurred by him/her or on his/her behalf in connection therewith. If Indemnitee is not wholly successful in such a Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such a Proceeding, the Corporation shall indemnify

Indemnitee against all Expenses actually and reasonably incurred by him/her or on his/her behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 5 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

     6.   Indemnification for Expenses of a Witness. Notwithstanding any other
          -----------------------------------------
provision of this Agreement, to the extent that Indemnitee is, by reason of his/her Corporate Status, a witness in any Proceeding, he/she shall be indemnified against all Expenses actually and reasonably incurred by him/her or on his/her behalf in connection therewith.

     7.   Indemnification for Expenses of Enforcing Rights. Notwithstanding any
          ------------------------------------------------
other provision of this Agreement, to the extent that Indemnitee, by reason of his/her Corporate Status, incurs Expenses in successfully enforcing his/her rights to indemnification by the Corporation, he/she shall be indemnified against all Expenses actually and reasonably incurred by him/her or on his/her behalf in connection therewith.

     8.   Advancement of Expenses. The Corporation shall advance all reasonable
          -----------------------
Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within twenty (20) days after the receipt by the Corporation of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses.

     9.   Procedure for Determination of Entitlement to Indemnification.
          -------------------------------------------------------------

          (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

          (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 9(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case as follows: (i) if a Change in Control (as hereinafter defined) shall have occurred, by Independent Counsel (as hereinafter defined) (unless Indemnitee shall request that such determination be made by the Board of Directors or the stockholders, in which case by the person or persons or in the manner provided for in clauses (ii) or (iii) of this Section 9(b)) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; (ii) if a Change in Control shall not have occurred, (a) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (b) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee, or
(c) by the stockholders of the Corporation; or (iii) as provided in Section 10(b); and, if so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Corporation (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Corporation hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

          (c) In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 9(b), the Independent Counsel shall be selected as provided in this Section 9(c). If a Change in Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Corporation shall give written notice to Indemnitee advising him/her of the identity of the Independent Counsel so selected. If a Change in Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Corporation advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Corporation, as the case may be, may, within seven (7) days after such written notice of selection shall have been given, deliver to the Corporation or to Indemnitee, as the case may be, a written objection to such selection. Such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" (as hereinafter defined) and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is made, the Independent Counsel so selected may not serve as Independent Counsel unless and until the Court of Chancery of the State of Delaware, or any other court of competent jurisdiction (the "Court") for resolution of such objection has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 9(a), no Independent Counsel shall have been selected and not objected to, either the Corporation or Indemnitee may petition the Court for resolution of any objection which shall have been made by the Corporation or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom an objection is so resolved or the person so appointed shall act as Independent Counsel under Section 9(b). The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 9(b), and the Corporation shall pay all reasonable fees and expenses incident to the procedures of this Section 9(c), regardless of the manner in which such Independent Counsel was selected or appointed.

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

Upon the due commencement of any judicial proceeding or arbitration pursuant to
Section 11(a)(iii), Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

     10.  Presumptions and Effect of Certain Proceedings.
          ----------------------------------------------

          (a) If a Change in Control shall have occurred, when making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for Indemnification in accordance with Section 9(a) and the Corporation shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

          (b)  If the person, persons or entity empowered or selected under
Section 9 to determine whether Indemnitee is entitled to indemnification shall not have made such determination within forty-five (45) days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent a prohibition of such indemnification under applicable law.

          (c) The termination of any Proceeding or of any claim, issue or matter related thereto by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise
        ---- ----------
expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he/she reasonably believed to be in or not opposed to the best interest of the Corporation or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his/her conduct was unlawful. In addition, neither the failure of the Independent Counsel to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Independent Counsel that the Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of proceedings by Indemnitee to secure an arbitral or judicial determination that Indemnitee should be indemnified under applicable law shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief.

     11.  Remedies of Indemnitee. (a) In the event that (i) a determination is
          ----------------------
made pursuant to Section 8 that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7, (iii) the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 8(b) and such determination shall not have been made and delivered in a written opinion within ninety (90) days after receipt by the Corporation of the request for indemnification, (iv) payment of indemnification is not made pursuant to Sections 5 or 6 within ten
(10) days after receipt by the Corporation of a written request therefor, or (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 9, Indemnitee shall be entitled to an adjudication in the Court of his/her entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his/her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the rules.

     12.  Arbitration.
          -----------

          (a) All disputes between the parties with respect to the terms or conditions of this Agreement shall be exclusively resolved by and through an arbitration proceeding to be conducted under the auspices of the American Arbitration Association (the "AAA") in Chicago, Illinois pursuant to the AAA's Commercial Arbitration Rules (the "Arbitration"). Such Arbitration shall be conducted in as expedited a manner as is then permitted by such rules. The Arbitrators in any such Arbitration shall be persons who are expert in the subject matter of the dispute. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award rendered through such Arbitration shall be final and binding on the parties thereto and may be specifically enforced by legal proceedings.

          (b) The Corporation shall appoint one (1) Arbitrator and Indemnitee shall appoint one (1) Arbitrator within the period of thirty (30) calendar days commencing on the date of any claim hereunder, and the two Arbitrators so appointed shall appoint a third Arbitrator within the period thirty (30) calendar days commencing on the date on which the last of the two Arbitrators has been selected. If either the Corporation or Indemnitee fails to select its respective Arbitrator, or in the event that the two Arbitrators chosen by the Corporation and the Indemnitee are unable or unwilling to select a third Arbitrator within fourteen (14) calendar days following the selection of the last of them, then the AAA shall select the Arbitrator that was not selected by the Corporation, Indemnitee or the first two Arbitrators, as the case may be, and the three Arbitrators shall constitute the arbitration panel for purposes of the dispute.

          (c) The Corporation shall bear all costs in connection with such Arbitration including, without limitation, costs of the attorneys, witnesses and experts; provided, however, that, with respect to any claim subject to this
         --------  -------
Section 11 which is brought by Indemnitee, Indemnitee shall be required to repay to the Corporation his/her respective share of such costs if the arbitration panel shall have concluded that such claim is frivolous in nature. The parties hereto acknowledge and agree that time is of the essence in this Arbitration proceeding, and the Arbitrators shall be instructed and required to render their decision within ten (10) calendar days following completion of the Arbitration.

          (d) Any and legal proceedings to enforce this Agreement (except for any action to compel arbitration hereunder or any action to enforce any award or judgment rendered thereby), shall be governed in accordance with this Section 11.

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

          (e) The Corporation shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 11 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Corporation is bound by all the provisions of this Agreement.

     13.  Non-Exclusivity; Survival of Rights; Insurance.
          ----------------------------------------------

          (a) The rights of indemnification and to receive advancement of Expenses as described by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Charter, the By-laws, any agreement, a vote of stockholders or a resolution of Disinterested Directors, or otherwise. No amendment, alteration or repeal of the Charter or the By-laws or of any provision hereof shall be effective as to Indemnitee with respect to any action or omission by such Indemnitee in his/her Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the General Corporation Law of the State of Delaware (whether by statute or judicial action) permits greater indemnification by agreement than would be afforded currently under the Charter, By-Laws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. The provisions of this Agreement shall continue as to an Indemnitee whose Corporate Status has ceased and shall inure to the benefit of his/her heirs, executors and administrators.

          (b) To the extent that the Corporation maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Corporation, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

          (c) In the event of any payment under this Article, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

          (d) The Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     14.  Severability.  If any provision or provisions of this Agreement shall
          ------------
be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement shall not be in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Agreement shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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

     15.  Definitions.  For purposes of this Agreement:
          -----------

          (a) "Arbitrator" means an attorney who is an Independent Counsel and who is selected in accordance with Section 10(b) of this Agreement to act as arbitrator.

          (b)  A "Change in Control" shall be deemed to have occurred if:

               (i) Any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding for this purpose the Corporation or any subsidiary of the Corporation, or any employee benefit plan of the Corporation or any subsidiary of the Corporation, or any person or entity organized, appointed or established by the Corporation for or pursuant to the terms of such plan which acquires beneficial ownership of voting securities of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities; provided, however, that no Change in Control shall be deemed to have occurred as the result of an acquisition of securities of the Corporation by the Corporation which, by reducing the number of voting securities outstanding, increases the direct or indirect beneficial ownership interest of any person to twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities, but any subsequent increase in the direct or indirect beneficial ownership interest of such a person in the Corporation shall be deemed a Change in Control; and provided further that if the Board of Directors of the Corporation determines in good faith that a person who has become the beneficial owner directly or indirectly of securities of the Corporation representing twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities has inadvertently reached that level of ownership interest, and if such person divests as promptly as practicable a sufficient amount of securities of the Corporation so that the person no longer has a direct or indirect beneficial ownership interest in twenty percent (20%) or more of the combined voting power of the Corporation's then outstanding securities, then no Change in Control shall be deemed to have occurred;

               (ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date of this Agreement), individuals who at the beginning of such two-year period constitute the Board of Directors of the Corporation and any new director or directors (except for any director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in subparagraph (i), above, or subparagraph (iii), below) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board (such individuals and any such new directors being referred to as the "Incumbent Board"); or

               (iii) Consummation of (1) an agreement for the sale or disposition of the Corporation or all or substantially all of the Corporation's assets, (2) a plan of merger or consolidation of the Corporation with any other corporation, or (3) a similar transaction or series of transactions involving the Corporation (any transaction described in parts (1) through (3) of this subparagraph (iii) being referred to as a "Business Combination"), in each case unless after such a Business Combination (x) the stockholders of the Corporation immediately prior to the Business Combination continue to own, directly or indirectly, more than eighty percent (80%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the new (or continued) entity (including, but not by way of limitation, an entity which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's former assets either directly or through one or more subsidiaries) immediately after such Business Combination, in substantially the same proportion as their ownership of the Corporation immediately prior to such Business Combination, (y) no person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or of such entity resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of the then combined voting power of the then outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (z) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

          (c) "Corporate Status" means the status of a person who is or was a director, officer, employee, agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation. Any election or appointment of an Indemnitee as a director, or officer, employee, agent, or fiduciary of the Corporation or of any corporation, partnership or joint venture which is a subsidiary or affiliate of the Corporation, or of a trust or employee benefit plan of the Corporation or any such subsidiary or affiliate, shall conclusively evidence that such Indemnitee's service in such capacity was at the request of the Corporation.

          (d) "Disinterested Director" means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

          (e) "Expenses" means all attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

          (f) "Indemnitee" means any person who is, or is threatened to be made, a witness in or a party to any Proceeding as described in Sections 3, 4, 5 or 6 by reason of his/her Corporate Status.

          (g) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, or in the past five years has been, retained to represent: (i) the Corporation or Indemnitee in any matter material to either such party; or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

          (h) "Proceeding" means any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, including all appeals, except one initiated by an Indemnitee unless such Proceeding was authorized by the Board of Directors or Indemnitee is enforcing his/her rights to indemnification and/or advancement of Expenses. For purposes of this definition, a counterclaim, cross claim or third party claim in a Proceeding shall be considered a separate and distinct Proceeding.

     16.  Notice.  Indemnitee shall give the Corporation notice in writing as
          ------
soon as reasonably practicable of any claim made against him/her for which indemnity will or could be sought under this Agreement. In addition, Indemnitee shall, at the Corporation's expense, give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power. Notice to the Corporation shall be directed to PrivateBancorp, Inc. Ten North Dearborn, Chicago, Illinois 60602, Attn: Secretary (or such other address as the Corporation shall designate in writing to Indemnitee). Notices to Indemnitee shall be directed to the address set forth below the signature of the Indemnitee on this Agreement (or such other address as the Indemnitee shall designate in writing to the Corporation). Notices shall be deemed received three (3) days after the date postmarked, if sent by prepaid certified mail, return receipt requested, properly addressed.

     17.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall constitute one and the same original.

     18.  Applicable Law.  This Agreement shall be governed by and construed in
          --------------
accordance with Delaware law.

     19.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
Corporation and its successors and assigns.

     20.  Amendment.  This Agreement may be amended or modified only by a
          ---------
writing executed and signed by the parties hereto.

                        [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.

                                             PRIVATEBANCORP, INC.


                                             By: _______________________________
                                                 Its____________________________



                                             INDEMNITEE:


                                             ___________________________________
                                             Name:

                                             Address for Notices:

                                             ___________________________________
                                             ___________________________________
                                             ___________________________________

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